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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of Report  (Date of earliest event reported)  November 4, 1998
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                                V-ONE CORPORATION
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             (Exact name of registrant as specified in its charter)

                           Commission File No. 0-21511
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Delaware                                                52-1953278
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(State or other jurisdiction of incorporation) (IRS Employer Identification No.)



20250 Century Boulevard - Suite 300
Germantown, Maryland                                      20874
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(Address of principal executive offices)                (Zip Code)



               Registrant's telephone number, including area code:

                                 (301) 515-5200
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         (Former name or former address, if changed since last report.)




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Item 5.  Other Events.
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         On Wednesday November 4, 1998, V-One Corporation released its financial results for the third quarter ending September 30, 1998. The press release is included as Exhibit 99.1 hereto and incorporated by reference herein.

Item 7.  Financial Statements and Exhibits.

         (c)   Exhibits.

99.1     Press Release of Third Quarter Results dated November 4, 1998.





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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



Dated:  November 9, 1998



                                   V-ONE CORPORATION



                                   By:   /s/ Charles B. Griffis
                                      -------------------------------
                                   Name:  Charles B. Griffis
                                   Title: Senior Vice President, Chief Financial
                                            Officer and Treasurer





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Exhibit Index
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1.       Press Release of Third Quarter Results dated November 4, 1998.








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